Exhibit 99.2

Copano Energy NASDAQ: CPNO A.G. Edwards' Yield Conference New York May 15, 2007

Forward-Looking Statements Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano Energy, L.L.C. Growth-oriented midstream energy company founded in 1992 Built through acquisitions - over 40 acquisitions plus extensive construction and integration projects Significant pipeline growth - from 23 miles to over 5,500 active miles Five processing plants (a) - over 850 MMcf/d of combined processing capacity Prominent producer services franchise in two active producing regions Texas Gulf Coast - South Texas Mid-Continent - Central and Eastern Oklahoma and Northern Fort Worth Basin in Texas (a) includes majority interest in Southern Dome, LLC

Overview Strong producer and customer focus Highly competitive and flexible services Provides midstream services to over 850,000 MMBtu/day of natural gas Financial Profile - LTM 3/31/07: Revenue: $857.3 million Total Segment Gross Margin (a): $189.9 million EBITDA (a): $130.1 million Current Equity Value: $1.8 billion (b) Current Enterprise Value: $2.1 billion (b) OK TX Texas Gulf Coast Mid-Continent (a) Total Segment Gross Margin and EBITDA are non-GAAP financial measures. For definitions and reconciliations to comparable GAAP measures, see Appendix. (b) Equity value as of May 9, 2007

Copano's LLC Structure Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 Form 1099 General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes

LLC Benefits No entity-level taxation No general partner splits ("incentive distribution rights") Reduces cost of equity Greater ease of equity issuance Greater appeal to institutional investors Stronger governance Truly independent board Elected by unitholders

Copano has outperformed both the Alerian MLP Index (AMZ) and the S&P 500 since its IPO +313% +48% +30% Relative Unit Price Performance (a) Source: Bloomberg (a) As of May 9, 2007

Total Return Performance (a) Copano has also outperformed both the Alerian MLP Total Return Index (AMZX) and the S&P 500 in terms of total return since its IPO +358% +30% +68% Source: Bloomberg (a) As of May 9, 2007. Assumes distributions reinvested.

Distribution Growth (1) (1) All pre-1Q 2007 distributions are restated to account for the impact of Copano's 3/30/07 two-for-one unit split. (2) Actual $0.10 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004. (2) On April 18, 2007, Copano announced its ninth consecutive increase in quarterly distributions

Comparative Distribution Yield CPNO's yield is between that of traditional MLPs and Public GPs Source: Lehman Brothers MLP Weekly for the week ended May 4, 2007 (a) MLP Average includes: APL, BWP, BPL, XTEX, DPM, DEP, EROC, EEP, ETP, EPD, HLND, KMP, MMP, MWE, MMLP, NGLS, NS, OKS, PAA, RGNC, SXL, TCLP, TPP, WPZ (b) GP Average includes: AHGP, AHD, BGH, XTXI, ETE, EPE, HPGP, NRGP, MGG, MWP, NSH, PVG (a) (b)

CPNO Distributions vs. MLP with IDR's (1) Note: Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP. Copano's Q1 2007 distribution is approximately 22% higher as an LLC than if it were a traditional MLP with IDRs (1) Source RBC Capital Markets

General Partner Incentive Distribution Loads (1) Note: Market data as of 5/9/07 1 Source RBC Capital Markets

Business Strategy Pursue growth from our existing assets Pursue complementary acquisitions and organic expansion opportunities Reduce sensitivity of our cash flows to commodity price fluctuations Exploit the operating flexibility of our assets Expand our geographic scope into new regions where our growth strategy can be applied

Mid-Continent Operations (Pre-Cimmarron) One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma Approximately 3,400 miles of natural gas gathering pipelines 16,900 square mile region Long-term agreements with remaining terms ranging up to approximately 13 years 26 drilling rigs currently active in area of operations Hunton de-watering play and coal bed methane provide growth visibility 4 processing plants (includes majority-owned Southern Dome) Current inlet capacity of 155 MMcf/d LTM 3/31/07 Segment Gross Margin (a): $96.6 million (a) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Cimmarron Acquisition On May 1, 2007, Copano closed its acquisition of Cimmarron Gathering, L.P. for $95 million ($41 million in cash and $54 million in Copano units issued to the sellers) 1.6 million units will automatically convert to common units in 25% installments on the six-month, 12- month, 18-month and 24-month anniversaries of the closing date Large bolt-on for Mid-Continent Operations segment Approximately 3,820 miles of pipelines in central and eastern Oklahoma and in north Texas Approximately 430 miles active for natural gas gathering Approximately 50 miles active for crude oil gathering Significant acreage dedication with active drilling rigs Further extends access to rich gas plays (i.e. Woodford Shale and Barnett Shale) Attractive contract mix Accretion: 2007: Modestly accretive to distributable cash flow 2008: Anticipated 5 - 10% accretive to distributable cash flow

Post Acquisition Mid-Continent Operations Map

Tri-County System 70% undivided interest (Operator) 80 miles of active gathering pipelines including 30 miles currently under construction Gathers rich casinghead gas from the Barnett Shale Current system throughput ~15 MMBtu/day Fixed fee-based contracts with marketing upside Five rigs running 45,000 acres dedicated Significant growth potential

Cimmarron Oklahoma Assets

- 100% owned
- 350 miles of active gathering lines, including 140 mile Tomahawk line (8 and 10 inch pipe)
- Gathers rich low pressure gas primarily from the Sooner/Golden Trend and the Woodford Shale
- Tomahawk line provides the following:
  - Will bring processable Woodford Shale gas to Stroud area for processing
  - Connects Mid-Continent Twin Rivers processable rich gas to Stroud area
  - Significant opportunities
- Current Central Oklahoma System throughput ~4 MMBtu/day
- Percentage of proceeds contracts and fixed fee contracts (Tomahawk line)
- Can be connected to Stroud area processing
- ~88,000 acres dedicated

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Copano Energy

Texas Gulf Coast Pipelines One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast region Over 1,600 miles of natural gas gathering and intrastate transmission pipelines (includes majority-owned Webb/Duval) Strong drilling activity particularly on Central Gulf Coast and Mestena Grande systems Decline rates generally moderate compared to Offshore Gulf of Mexico LTM 3/31/07 Segment Gross Margin(a): $41.5 million TX (a) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Texas Gulf Coast Processing Houston Central Processing Plant straddles KMTP's Laredo-to-Katy pipeline 2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas Total inlet capacity of 700 MMcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 93% Fuel consumption by 80% Sheridan NGL Pipeline: 104 miles Brenham NGL Pipeline (a): 46 miles LTM 3/31/07 Segment Gross Margin (b): $53.5 million (a) Leased from Kinder Morgan. (b) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Producer Relationships Note: Partial list for Texas Gulf Coast and Mid-Continent Mestena Operating, Ltd.

Highly-Rated Service Provider In the 2006 Natural Gas Midstream Services Survey conducted by EnergyPoint Research, Houston, among all respondents Copano rated: #2 Overall - all service categories and geographic regions #1 Onshore Gas Gathering - all geographic regions #1 Texas Intrastate - all service categories #1 Reliability, Capacity and Condition of Field Assets (a) #1 Health, Safety and Environmental Practices (a) #1 Administrative, Scheduling and Accounting Personnel (a) Among primary decision makers, Copano rated #1 overall and in most categories (a) All service categories and geographic regions

Organic Growth & Bolt-on Capital Spending Committed organic growth and bolt-on capital spending in excess of $80 million completed or initiated in 2006 (exclusive of Cimmarron) Hunton play gathering and compression expansion (Mid-Continent) ongoing Expansion of Paden Plant and addition of Nitrogen Rejection Unit estimated completion Q2 and Q1 2008, respectively (Mid-Continent) Southern Dome greenfield facilities completed Q2 2006 (Mid-Continent) Bolt-on acquisitions in South Texas (Texas Gulf Coast) include: Williams Field Services South Texas Assets completed Q3 2006 Normanna Lateral completed Q3 2006 Driscoll Lateral completed Q1 2007 Houston Central CO2 treating capacity expansion completed Q4 2006 (Texas Gulf Coast)

Hedging Program and Risk Management On-going long-term risk management strategy adopted in 2005 to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Call spread options on natural gas through 2011 to hedge a portion of the net operational short natural gas position when we operate our Houston Central Plant in a processing mode Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane and normal butane through 2011 Puts on WTI crude oil through 2011 to hedge natural gasoline and condensate

Financial Structure Strong capitalization at March 31, 2007 Total Debt to Enterprise Value of 13% (a) Total Debt to LTM EBITDA of 2.1x Broad institutional unitholder and noteholder base Strong capital support for acquisitions Moody's ratings: B1 Corporate Family Rating B2 Senior Notes Rating Positive outlook S&P ratings: BB- Corporate Credit Rating B+ Senior Notes Rating Positive outlook (a) Equity value as of May 9, 2007.

Financial Policy Maintain sustainable distributions with targeted distribution coverage greater than MLP peers Target total leverage: below 4.0x Use free cash flow to reduce leverage on quarterly basis Demonstrated ability and willingness to raise additional equity Follow-on equity offering closed in December 2006 Finance accretive acquisitions with balanced combination of long- term debt and equity

Experienced Management Team and Board of Directors 17 senior managers average 24 years of experience in the industry Ownership by ALL employees including LTIP participation Management and employees beneficially own approximately 11% of outstanding units (a) Six of the seven Board members are independent (a) Excludes 307,500 restricted common units and 1,232,202 options to acquire common units, of which 216,944 are exercisable as of April 5, 2007. Restricted common units and options represent approximately 3.6% of current outstanding units.

(c) $35.1 $55.0 $101.6 $143.5 (c) 52.1% CAGR (2002 - 2006) $188.1 Total Segment Gross Margin (a) (a) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC (c) Includes $0.4, $1.4 and $(1.6) million of Corporate Segment gross margin for the periods ending 12/31/05, 12/31/06 and LTM 3/31/07 respectively. $189.9

Combined EBITDA (a) (a) EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC (c) Texas Gulf Coast results for 12/31/05, 12/31/06 and LTM 3/31/07 periods include all corporate G&A expenses. $14.3 $26.4 $64.7 $97.5 (c) (c) 73.6% CAGR (2002 - 2006) $130.0 $130.1

Key Investment Merits Assets are strategically located in active natural gas supply areas and are easily scalable Our contracts and asset mix provide operating flexibility to mitigate processing margin risk We provide an integrated and comprehensive package of midstream services We have knowledgeable and experienced employees with significant ownership interests in us Our LLC structure is tax-advantaged, reduces the cost of equity capital, and allows unitholders to elect directors We have a flexible financial structure and have a proven track record of growth

Appendix

Reconciliation of Non-GAAP Financial Measures Gross Margin We define our total segment gross margin as our segment revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view total segment gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to total segment gross margin is operating income. The following table presents a reconciliation of the non-GAAP financial measure of total segment gross margin (which consists of the sum of individual segment gross margins) to operating income on a historical basis:

Reconciliation of Non-GAAP Financial Measures EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess: the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do. The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss):

Copano Energy